UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2017
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ENPHASE ENERGY, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-35480	20-4645388
(State or other Jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1420 N. McDowell Blvd., Petaluma, CA	94954
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (707) 774-7000
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☒

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard

On June 23, 2017, Enphase Energy, Inc. (the “Company”) was notified by the Nasdaq Stock Market LLC (“Nasdaq”) that for the previous 30 consecutive business days the bid price for the Company’s common stock had closed below the minimum $1.00 per share requirement for continued listing under Nasdaq Listing Rule 5450(a)(1) (the “Minimum Bid Price Requirement”).

That notification of noncompliance has no immediate effect on the listing or trading of the Company's common stock on the Nasdaq Global Market.

Under Nasdaq Listing Rule 5810(c)(3)(A), if the minimum bid price of the Company’s common stock meets or exceeds $1.00 per share for a minimum of ten consecutive business days during the 180-day period following June 23, 2017, Nasdaq will provide the Company with written confirmation of compliance with the Minimum Bid Price Requirement and this matter will be closed.

If the Company does not achieve compliance with the Minimum Bid Price Requirement by December 20, 2017, the Company may be eligible for an additional 180-calendar-day compliance period if it elects to transfer to the Nasdaq Capital Market. To qualify, the Company would be required to meet the continued listing requirement for market value of publicly held shares and all other initial listing standards for the Nasdaq Capital Market, with the exception of the Minimum Bid Price Requirement, and would need to provide written notice of its intention to cure the deficiency during the second compliance period. However, if it appears to Nasdaq that the Company will not be able to cure the deficiency, or if the Company is otherwise not eligible, Nasdaq would notify the Company that its securities would be subject to delisting. In the event of such notification, the Company may appeal Nasdaq’s determination to delist its securities, but there can be no assurance Nasdaq would grant the Company’s request for continued listing.

The Company intends to monitor the closing bid price of its common stock and will consider available options to regain compliance with the Minimum Bid Price Requirement, including a reverse stock split.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	June 28, 2017	ENPHASE ENERGY, INC.
		By:	/s/ Humberto Garcia
Humberto Garcia
Vice President and Chief Financial Officer